UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-21600

DWS Global Commodities Stock Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	06/30

Date of reporting period:	12/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

DECEMBER 31, 2006

Semiannual Report
to Stockholders

DWS Global Commodities
Stock Fund, Inc.

DWS Global Commodities Stock Fund, Inc.

Investment Objectives and Policies

capital appreciation with total return as a secondary objective

Investment Characteristics

a nondiversified closed-end investment company investing primarily in equity and commodities-linked securities a vehicle for global investment through participation primarily in developed countries and, to a limited extent, emerging market countries

General Information

Executive Offices	DWS Global Commodities Stock Fund, Inc. 345 Park Avenue New York, NY 10154
Automated Information Line	DWS Closed-End Fund Info Line (800) 349-4281
Web Sites	Visit our Direct Link:

www.cef.dws-scudder.com

Obtain quarterly fact sheets, financial reports, press releases and webcasts when available.

www.cef.dws-scudder.com/alerts

Register online to receive email alerts on your DWS funds.

Transfer Agent and Registrar	DWS Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 For account information: (800) 294-4366
Dividend Reinvestment Plan Agent	UMB Bank, N.A.
Legal Counsel	Willkie Farr & Gallagher LLP
Custodian	Brown Brothers Harriman & Co.
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP
New York Stock Exchange Symbol — GCS

Contents

click here Portfolio Management Review

click here Other Information

click here Investment Summary

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Stockholder Meeting Results

click here Investment Management Agreement Approval

click here Dividend Reinvestment and Cash Purchase Plan

click here Investment Manager

click here Privacy Statement

Investments in funds involve risk. The fund is non-diversified and can take larger positions in fewer companies, increasing its overall risk profile. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value. The fund concentrates its investments in securities related to commodities-related industries. Because the fund concentrates its investments in securities related to commodities, market price movements, regulatory changes and economic changes as well as adverse political or financial factors or factors affecting a particular industry or commodity could have a significant impact on the fund's performance. The commodity-linked structured notes and futures contracts in which the fund invests have substantial additional risks, including risk of loss of a significant portion of their principal value and liquidity risk, as well as the risk of greater volatility. Additionally, this fund is subject to stock market risk. An investment in common shares represents an indirect investment in the portfolio securities held by the fund. The value of these securities fluctuates.

This report is sent to the stockholders of DWS Global Commodities Stock Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

In the following interview, Portfolio Managers Theresa Gusman, Terence Brennan and Jeffrey Saeger discuss recent market events as well as the performance and positioning of the fund during the semiannual period ended December 31, 2006.

Q: How did the commodity markets perform during the second half of 2006?

A: Commodities were a mixed bag for investors during the second half of 2006. The dramatic sell-off in oil prices garnered the majority of the headlines, as West Texas Intermediate crude declined 17% on rising supplies and concerns that a potential slowdown in the global economy would crimp demand. However, natural gas prices recovered from a third quarter downdraft to finish the second half with a gain of about 3%. In the metals category, copper prices fell 15% — also reflecting fears of slower global growth — but nickel and zinc finished the period with increases of 56% and 31%, respectively. Prices of "soft" commodities also rose, with corn, wheat and soy producing gains of 43.5%, 16% and 9%.1

1 Source: Bloomberg

Q: How did the fund perform relative to its benchmark?

A: The fund produced a cumulative total return based on net asset value of 1.97%. The price of this closed-end fund's shares, traded on the New York Stock Exchange, returned 6.65% based on market performance. (Past performance is no guarantee of future results.) In comparison, the fund's benchmark — a blended index comprising 20% of the Goldman Sachs Commodities Index (GSCI), 40% of the MSCI World Energy Index, and 40% of the MSCI World Materials Index — returned 2.93% during the same period.2

2 The Goldman Sachs Commodities Index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities.
The MSCI World Energy Index measures the performance of energy equities in developed markets around the world.
The MSCI World Materials Index measures the performance of materials equities in developed markets around the world.
MSCI indices are calculated using closing local market prices and translate into US dollars using the London close foreign exchange rates.
All of these indices assume reinvestment of all distributions and, unlike Fund returns, does not reflect the expenses of managing a mutual fund. It is not possible to invest directly in an index.

Q: What were some key factors affecting the fund's performance during the year?

A: To review, we invest in both the commodity markets directly — through the use of structured notes linked to commodities contained in the Goldman Sachs Commodities Index — as well as the stocks of companies that find, develop or produce commodities. During the second half of 2006, we moved the fund to an underweight position in direct commodities investments — largely held via structured notes on the GSCI — versus commodity-related securities in the latter part of the period.3 While this allocation benefited performance relative to the benchmark, it was not enough to offset the negative impact of the fund's exposure to refining, steel, diversified metals/mining, and coal, all of which were negatively impacted by industry-specific issues.

3 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

The top five leading contributors for the fund during the second half of 2006 were the following:

Monsanto Co., which was helped by rising grain prices and rising demand for both corn seed and the company's genomic technology.

An underweight (vs. the benchmark) in BP PLC

Our decision not to hold Halliburton, an oil service stock that underperformed

A zero weight in Encana, an exploration and production company that also underperformed

An overweight position in Teck Cominco Ltd., a Canada-based metals and mining stock that gained over 27%. The company benefited from higher prices for zinc and other base metals.

In our June 2006 report to shareholders, we discussed several themes that formed the basis for key elements of the fund's positioning. These were: 1) holding stocks that could benefit from a continued imbalance of supply and demand in the refining sector; 2) investing in oil service/equipment stocks that would be the key beneficiaries of increased spending on oil and gas infrastructure; 3) using equities to gain greater exposure to commodities not traded on the major exchanges (such as coal) versus those that are traded (e.g., natural gas); and 4) increasing our exposure to gold.

We will look first at the fund's positions in refiners, the rationale for which we discuss in greater detail below. These holdings added value through the first half of the calendar year, but reversed sharply during the third quarter in response to the sudden and unexpected decline in gasoline prices. Valero Energy Corp., which declined 22.9% in the second half, had the largest negative impact among the fund's holdings in refining stocks. Despite the recent weakness, we maintain a sizeable, albeit smaller, overweight position in the refining sector.

The oil infrastructure theme worked very well. The fund's holdings in the oil/gas equipment and services sector contributed positively to performance, but some of the largest contributions came from being underweight in specific underperforming sectors (such as exploration and production) as well as certain individual stocks, such as Halliburton. We also generated positive performance from holdings in Tenaris SA (ADR) and Trubnaya Metallurgicheskaya Kompanya (TMK)*, both of which benefited from increased oil drilling and rising demand for seamless pipes.

The fund's increased exposure to non-traded commodities and gold did not contribute significantly to performance. A zero weighting in Nippon Steel, which gained over 50%, along with an overweight in US Steel Corp.,* which underperformed, were key detractors among the fund's investments in the steel sector. The fund's position in coal stocks was hurt by the third quarter weakness in natural gas, for which coal is a substitute fuel. Shares of both Peabody Energy Corp. and Arch Coal, Inc. declined significantly in the second half. Our view that gold would rise proved correct. However, we underestimated the extent to which gold stocks would outperform relative to gold itself. While we maintain an allocation to gold via a position in the exchange-traded fund (ETF) that tracks the price of bullion — the streetTRACKS Gold Trust — we have modified the fund's allocation toward investment in both gold and gold-related equities by adding to its position in the latter.

* As of December 31, 2006, the position was sold.

Q: Please discuss the areas of the market in which you are finding opportunity.

A: There are five investment themes incorporated into the fund for the year ahead. While these by no means cover all of the holdings in the fund, they provide some background on our current strategy:

Alternative energy is here to stay. Renewable energy currently accounts for a small portion of global energy consumption. However, the development of ethanol, fuel cells, geothermal, hydropower, solar, wind and other alternatives to fossil fuels is being driven by several factors. Among these are the improving economic feasibility of these alternatives, the desire for energy security and independence, the adoption by a number of countries of the Kyoto Protocol, and increased government incentives. We believe the solar, wind and ethanol industries are currently among the most promising, and we favor attractively valued companies that are both direct participants in this sector, including VeraSun Energy Corp. and Solarworld AG, as well as indirect participants such as Monsanto, which sells corn seeds and genetic technologies.

Buy what China buys; sell what China sells. We target attractively valued producers of the basic materials in which China cannot economically expand production (such as iron ore, metallurgical coal, copper, nickel), in favor of those that China can produce. We believe the country remains critical to the fortunes of the asset class because it is a large, fast-growing consumer of commodities. For example, China consumed 22% of the world's base metals in 2006, up from 10.5% in 1998. With Chinese gross domestic product and income growth set to continue at a rapid pace, we anticipate continuing strong commodities demand and we want to have exposure to areas in which China is short.

Follow the petrodollars. In the wake of the recent strength in oil prices, integrated and national oil companies are flush with cash. Given the current imbalance of supply and demand, these companies may make efforts to reinvest those proceeds into adding oil and natural gas capacity. We believe oil equipment and service providers and engineering/ construction companies, as well as their suppliers, are the likely beneficiaries of this spending increase.

Identify asset plays. We anticipate ongoing consolidation, privatization and restructuring in the energy and materials sectors. With solid underlying assets, large cash positions and strong cash generation capabilities, selected companies are excellent takeover candidates, although we hesitate to hold a stock solely for this reason.

Leverage tightness in refining. Easing bottlenecks and increased ethanol production have modestly increased the supply of refined products in the United States. The result is that the prices of the refiners' end products has contracted, making this area more challenging than it has been during the past few years. We believe the key fundamental trends supporting this sector remain in place, however. On the supply side, increased environmental regulation and aging equipment have the potential to restrict supply. At the same time, demand for refining capacity is increasing both domestically and internationally. China is responsible for a large portion of rising international demand, but so too is the increased drilling of Canadian heavy oil and the Canadian oil sands — both of which require extensive refining.

Q: Do you have any final thoughts for shareholders?

A: Warm weather and the perception of a slowdown in US growth explain much of the drop-off in oil and natural gas prices. We would argue, however, that the recent pull back in energy and metal-related commodities do not reflect the long-term fundamentals of mature supply and sustainable increased demand from China and India. Further, we believe that recent price weakness in oil, natural gas and certain base metals has resulted in better capital discipline among producers. Rising costs for commodities producers is another factor likely to keep prices firm by restricting new supplies at higher price levels than was the case in the past. These factors, taken together, form the basis for our intent to increase the fund's position in direct commodities investments in the year ahead.

Believing the bull market for commodities is still in its early stages, we view the recent pullback in both commodities and commodity-related stocks as a unique buying opportunity. Tight supplies and significant growth in economies such as China and India suggest to us that this cycle may last for many years. The recent increase in the volatility of commodities prices suggests to us that the most appropriate way to exploit the cycle on behalf of investors is through active — rather than passive — management.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Other Information

Changes in Officers

On December 20, 2006, the Board of Directors appointed J. Christopher Jackson as Chief Legal Officer for the fund.

Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Dividend Reinvestment Plan and Cash Purchase Plan

The fund's Dividend Reinvestment and Cash Purchase Plan offers you a convenient way to have your dividends and capital gain distributions reinvested in shares of the fund. We believe this Plan is attractive for stockholders. Its features are more fully described on page 33. You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: DWS Global Commodities Stock Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o DWS Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, or by calling (800) 294-4366.

Net Asset Value

The fund's NAV is available daily on our Web site at www.cef.dws-scudder.com. The fund's NAV is published weekly on Monday in The Wall Street Journal under the heading "Closed End Funds." The fund's market value is published daily in The New York Times and weekly in Barron's. The fund's NAV is also published weekly in Barron's.

Tender Offer Program for Fund Shares

The fund's Board of Directors has authorized, subject to applicable law, a program of tender offers for the fund's common shares for six consecutive semiannual periods of operation beginning with the semiannual period ending December 2005. In the event that the common shares have traded at an average discount from net asset value of more than 10% for the twelve weeks immediately preceding the end of the first quarter of such semiannual period (i.e., the first calendar quarter and the third calendar quarter), the fund, under normal circumstances and subject to certain conditions, will make offers to purchase up to 5% of its outstanding common shares at or near their net asset value from all beneficial shareholders. At the time of any such tender offer, the Board of Directors, considering facts and circumstances existing at such time, will determine the amount of such offer. The Board of Directors reserves the right to modify the conditions described in this paragraph in light of experience and other factors. The Board of Directors also will consider, from time to time as conditions and circumstance warrant, additional tender offers for the fund's outstanding shares. There is no guarantee that the Board of Directors will authorize such additional tender offers. In addition, the Board of Directors may consider from time to time open market repurchases of the fund's outstanding common shares.

Under certain circumstances, the Board of Directors may determine not to undertake a tender offer even if the conditions described in the preceding paragraph are met. Moreover, there can be no assurance that any such tender offers would cause the common shares to trade at a price equal to their net asset value or reduce the spread between the market price and the net asset value per common share. There can be no assurance that the fund will in fact effect repurchases of or tender offers for any of its common shares. The fund's potential tender offers may prevent the fund from taking advantage of attractive investment opportunities and if the fund does not generate sufficient cash flow from operations, it may be forced to sell investments at disadvantageous times or to borrow money to fund tender offers. Interest on any such borrowing would increase the fund's expenses and reduce the fund's net income. The acquisition of common shares by the fund will decrease the total assets of the fund and, therefore, will have the effect of increasing the fund's expense ratio.

On December 22, 2006, the fund commenced a tender offer for up to 5% of its issued and outstanding shares of common stock. The tender offer expired on January 31, 2007. The fund accepted, after adjusting for fractional shares in accordance with the terms of the offer, 1,171,987 properly tendered shares at a price equal to 98% of the net asset value on the next business day after the offer expired. Approximately 14,091,218 shares of common stock, or approximately 60% of the Fund's common stock outstanding, were tendered through the stated expiration date. Under the final pro-ration calculation, 8.31717% of the non-odd lot shares were tendered and accepted for payments. The shares accepted for tender received cash at a repurchase offer price of $17.445, which is equal to 98% of the Fund's net asset value on February 1, 2007.

There can be no assurance that any action proposed or adopted by the Board of Directors will reduce or eliminate the discount at which the fund's shares trade. The tender offer was made only by the Offer to Purchase and the related Letter of Transmittal.

Certifications

The fund's chief executive officer has certified to the New York Stock Exchange that, as of November 30, 2006, he was not aware of any violation by the fund of applicable NYSE corporate governance listing standards. The fund's reports on Form N-CSRs and N-Q contain certifications by the fund's chief executive officer and chief financial officer that relate to the fund's disclosure in such reports and that are required by the Rule 30a-2(a) under the Investment Company Act.

Investment Summary as of December 31, 2006

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.cef.dws-scudder.com for the Fund's most recent performance.

Total Return as of 12/31/06	6-Month*	1-Year	Life of Fund*
Based on Net Asset Value(a)	1.97%	15.52%	20.61%
Based on Market Price(a)	6.65%	17.10%	12.48%
Goldman Sachs Commodity Index+	-19.33%	-15.09%	-2.20%
MSCI World Energy Index+	4.69%	17.86%	23.94%
MSCI World Materials Index+	13.67%	28.66%	27.08%
Blended Index+	2.93%	14.86%	21.27%
* Total returns shown for periods less than one year are not annualized.
Per Share Information	As of 12/31/06	As of 6/30/06
Net Asset Value	$ 17.63	$ 19.27
Market Price	$ 15.76	$ 16.47

Prices and net asset value fluctuate and are not guaranteed.

Distribution Information
Six Months: Income Dividends as of 12/31/06	$ .13
Capital Gain Distributions as of 12/31/06	$ 1.56
* The Fund commenced operations on September 24, 2004. Index comparison began on September 30, 2004.
a Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market price reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.
+ The Goldman Sachs Commodity Index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities. The MSCI World Energy Index measures the performance of energy equities in developed markets around the world. The MSCI World Materials Index measures the performance of materials equities in developed markets around the world.
The Blended Index consists of the returns for the Goldman Sachs Commodity Index (20%), MSCI World Energy Index (40%), and the MSCI World Materials Index (40%). The advisor believes this blended benchmark more accurately reflects the Fund's historical performance.
Indices are calculated using closing market prices and translate into US dollars using the London close foreign exchange rates.
Each of these indices assumes reinvestment of all distributions and, unlike Fund returns, does not reflect the expenses of managing a fund. It is not possible to invest directly in an index.

Portfolio Summary

Asset Allocation	12/31/06	6/30/06

Common Stocks	87%	80%
Commodities Linked/Structured Notes and Cash Equivalents*	10%	17%
Exchange Traded Funds	3%	3%
	100%	100%
* Includes cash collateral held in connection with commodities linked/structured notes.
Geographical Diversification (As a % of Common Stocks)	12/31/06	6/30/06

United States	51%	59%
United Kingdom	12%	15%
Canada	8%	6%
France	5%	3%
Australia	5%	1%
Italy	4%	2%
Brazil	3%	2%
Finland	2%	2%
Norway	2%	3%
Other	8%	7%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/06	6/30/06

Energy	50%	51%
Materials	47%	47%
Industrials	3%	2%
	100%	100%

Asset allocation, geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at December 31, 2006 (36.3% of Net Assets)
1. ExxonMobil Corp. Explorer and producer of oil and gas	8.0%
2. Total SA Producer, refiner, transporter, and marketer of oil and natural gas	4.7%
3. Rio Tinto PLC Operator of a mining, manufacturing and development company	4.5%
4. Monsanto Co. Provider of agricultural products	3.6%
5. Schlumberger Ltd. Provider of technology services to the petroleum industry	2.8%
6. BP PLC Exporter and producer of oil and natural gas	2.7%
7. BHP Billiton PLC Explorer, producer and marketer of aluminum and other metal products	2.7%
8. Eni SpA Provider of oilfield and engineering services	2.5%
9. E.I. du Pont de Nemours & Co. Producer of chemicals	2.5%
10. Air Products & Chemicals, Inc. Producer of industrial gases	2.3%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 13. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of December 31, 2006 (Unaudited)

	Shares	Value ($)

Common Stocks 94.8%
Argentina 1.2%
Tenaris SA (ADR) (Cost $3,009,578)	97,150	4,846,814
Australia 4.2%
BHP Billiton Ltd.	557,400	11,082,019
Orica Ltd.	200,243	3,829,536
Rio Tinto Ltd.	44,098	2,590,254
(Cost $15,736,397)		17,501,809
Brazil 3.0%
Companhia Vale do Rio Doce (ADR)	194,047	5,770,958
Petroleo Brasileiro SA (ADR)	63,900	6,581,061
(Cost $8,748,682)		12,352,019
Canada 7.5%
Agrium, Inc.	229,200	7,181,729
IPSCO, Inc.	69,075	6,490,832
Kinross Gold Corp.*	343,100	4,066,065
Suncor Energy, Inc.	103,064	8,112,336
Teck Cominco Ltd. "B" (a)	58,700	4,423,045
Teck Cominco Ltd. "B" (a)	11,100	836,676
(Cost $28,163,691)		31,110,683
Finland 2.1%
Neste Oil Oyj	95,080	2,888,584
UPM-Kymmene Oyj	238,050	5,983,674
(Cost $7,913,804)		8,872,258
France 4.7%
Total SA (Cost $16,663,440)	269,871	19,460,205
Germany 1.0%
Solarworld AG (Cost $3,815,500)	65,056	4,085,317
Italy 3.5%
Eni SpA	310,800	10,456,908
ERG SpA	178,600	4,094,608
(Cost $14,450,941)		14,551,516
Netherlands 2.0%
Royal Dutch Shell PLC "A" (Cost $7,671,502)	230,799	8,140,682
Norway 2.0%
Norske Skogindustrier ASA	197,000	3,391,164
Statoil ASA (ADR)	186,840	4,917,629
(Cost $7,128,627)		8,308,793
Russia 1.0%
OAO Gazprom (ADR)	585	26,910
OAO Gazprom (ADR) (REG S)	86,859	3,993,077
(Cost $3,842,191)		4,019,987
South Africa 1.0%
Gold Fields Ltd. (ADR) (Cost $4,021,933)	216,700	4,091,296
Switzerland 1.7%
Xstrata PLC (Cost $6,997,875)	141,380	7,053,855
United Kingdom 11.8%
Anglo American PLC	142,670	6,955,107
BHP Billiton PLC	425,237	7,856,185
BP PLC	992,030	11,083,348
Lonmin PLC	69,750	4,094,466
Rio Tinto PLC	351,548	18,677,778
(Cost $33,440,036)		48,666,884
United States 48.1%
Air Products & Chemicals, Inc.	132,820	9,334,590
Apache Corp.	58,460	3,888,175
Arch Coal, Inc.	99,900	2,999,997
Cameron International Corp.*	138,649	7,355,330
Commercial Metals Co.	146,835	3,788,343
Crown Holdings, Inc.*	225,270	4,712,648
E.I. du Pont de Nemours & Co.	211,000	10,277,810
ExxonMobil Corp.	431,510	33,066,611
Hess Corp.	67,020	3,322,181
Joy Global, Inc.	144,690	6,994,315
Marathon Oil Corp.	81,815	7,567,888
Martin Marietta Materials, Inc.	43,200	4,488,912
MeadWestvaco Corp.	154,800	4,653,288
Monsanto Co.	285,964	15,021,689
National-Oilwell Varco, Inc.*	89,500	5,475,610
Occidental Petroleum Corp.	143,480	7,006,128
Owens-Illinois, Inc.*	228,700	4,219,515
Peabody Energy Corp.	96,824	3,912,658
Plains All American Pipeline LP	42,200	2,160,640
PPG Industries, Inc.	104,430	6,705,450
Praxair, Inc.	75,200	4,461,616
Schlumberger Ltd.	185,320	11,704,811
Sunoco, Inc.	82,670	5,155,301
Temple-Inland, Inc.	104,130	4,793,104
Ultra Petroleum Corp.*	72,840	3,478,110
Valero Energy Corp.	140,082	7,166,595
VeraSun Energy Corp.*	136,807	2,701,938
Weyerhaeuser Co.	98,200	6,937,830
XTO Energy, Inc.	114,200	5,373,110
(Cost $150,934,907)		198,724,193
Total Common Stocks (Cost $312,539,104)		391,786,311

Exchange Traded Funds 3.0%
streetTRACKS Gold Trust* (Cost $9,081,729)	193,333	12,220,579
	Principal Amount ($)	Value ($)

US Treasury Obligations 0.1%
US Treasury Bill, 4.95%**, 1/18/2007 (b) (Cost $433,983)	435,000	433,983

Commodities Linked/Structured Notes 10.8%
Cargill GSCI Note Leverage Factor 1X, 144A, 4.34%, 11/06/2007 (c)	33,479,000	32,779,980
UBS Oilfied Structured Note Leverage Factor 1X, 3.79%, 11/06/2007 (d)	12,000,000	11,864,160
Total Commodities Linked/Structured Notes (Cost $45,467,000)		44,644,140
	Shares	Value ($)

Cash Equivalents 0.8%
Cash Management QP Trust, 5.46% (e) (Cost $3,361,570)	3,361,570	3,361,570
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $370,883,386)+	109.5	452,446,583
Other Assets and Liabilities, Net	(9.5)	(39,280,158)
Net Assets	100.0	413,166,425
* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $371,256,232. At December 31, 2006, net unrealized appreciation for all securities based on tax cost was $81,190,351. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $85,006,333 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,815,982.
(a) Securities with the same description are the same corporate entity but trade on different stock exchanges.
(b) At December 31, 2006, this security, in part or in whole, has been segregated to cover initial margin requirements for open futures contracts.
(c) Security is linked to the Goldman Sachs Commodity Index (GSCI). The index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities.
(d) Security is linked to the UBS Commodity Index. The index is a composite of commodity sector returns, representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities.
(e) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GSCI: Goldman Sachs Commodity Index

As of December 31, 2006, open future contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Depreciation ($)
Goldman Sachs Commodity Index	1/17/2007	6	666,476	649,725	(16,751)

At December 31, 2006, open written options were as follows:

Written Options	Number of Contracts	Expiration Date	Strike Price ($)	Value ($)
Call Options Tenaris SA	484	3/17/2007	55.0	(94,380)
Premium received $67,836				(94,380)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $367,521,816)	$ 449,085,013
Investment in Cash Management QP Trust (cost $3,361,570)	3,361,570
Total investments in securities, at value (cost $370,883,386)	452,446,583
Cash	668,072
Foreign currency, at value (cost $8,981)	9,120
Receivable for investments sold	2,029,925
Dividends receivable	299,511
Interest receivable	15,995
Foreign taxes recoverable	67,923
Receivable for daily variation margin on open futures contract	1,425
Other assets	7,630
Total assets	455,546,184
Liabilities
Distributions payable	39,566,264
Payable for investments purchased	2,190,179
Accrued management fee	335,881
Options written, at value (premium received $67,836)	94,380
Other accrued expenses and payables	193,055
Total liabilities	42,379,759
Net assets, at value	$ 413,166,425
Net Assets
Net assets consist of: Undistributed net investment income	916,158
Net unrealized appreciation (depreciation) on: Investments	81,563,197
Futures	(16,751)
Written options	(26,544)
Foreign currency related transactions	1,285
Accumulated net realized gain (loss)	6,250,635
Cost of 2,532,269 shares held in treasury	(46,783,194)
Paid-in capital	371,261,639
Net assets, at value	$ 413,166,425
Net Asset Value
Net Asset Value per share ($413,166,425 ÷ 23,439,729 shares of common stock outstanding, $.01 par value, 240,000,000 shares authorized)	$ 17.63

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended December 31, 2006 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $103,504)	$ 3,070,760
Interest	10,981
Interest — Cash Management QP Trust	832,545
Total Income	3,914,286
Expenses: Management fee	1,992,826
Services to shareholders	16,052
Custodian and accounting fees	162,051
Auditing	36,366
Legal	116,711
Directors' fees and expenses	5,268
Reports to shareholders	30,737
NYSE listing fee	5,648
Other	52,538
Total expenses	2,418,197
Net investment income (loss)	1,496,089
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	8,339,984
Futures	(1,269,743)
Written options	(41,226)
Foreign currency related transactions	(57,586)
6,971,429
Net unrealized appreciation (depreciation) during the period on: Investments	(7,376,508)
Futures	(63,333)
Written options	(26,544)
Foreign currency related transactions	15,698
(7,450,687)
Net gain (loss) on investment transactions	(479,258)
Net increase (decrease) in net assets resulting from operations	$ 1,016,831

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended December 31, 2006 (Unaudited)	Year Ended June 30, 2006
Operations: Net investment income (loss)	$ 1,496,089	$ 5,052,571
Net realized gain (loss) on investment transactions	6,971,429	70,625,839
Net unrealized appreciation (depreciation) during the period on investment transactions	(7,450,687)	50,197,411
Net increase (decrease) in net assets resulting from operations	1,016,831	125,875,821
Distributions to shareholders from: Net investment income	(2,929,966)	(4,415,240)
Net realized gains	(36,636,298)	(42,731,729)
Total distributions to shareholders	(39,566,264)	(47,146,969)
Fund share transactions: Net proceeds from shares issued to shareholders	—	—
Cost of shares tendered	—	(46,783,194)
Offering costs from issuance of common shares	—	—
Net increase (decrease) in net assets from Fund share transactions	—	(46,783,194)
Increase (decrease) in net assets	(38,549,433)	31,945,658
Net assets at beginning of period	451,715,858	419,770,200
Net assets at end of period (including undistributed net investment income of $916,158 and $2,350,035, respectively)	$ 413,166,425	$ 451,715,858
Other Information
Shares outstanding at beginning of period	23,439,729	25,971,998
Shares issued	—	—
Shares tendered	—	(2,532,269)
Shares outstanding at end of period	23,439,729	23,439,729

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended June 30,	2006[a]	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 19.27	$ 16.16	$ 14.33[e]
Income (loss) from investment operations: Net investment income (loss)[c]	.06	.20	.12
Net realized and unrealized gain (loss) on investment transactions	(.01)	4.69	1.77
Total from investment operations	.05	4.89	1.89
Less distributions from: Net investment income	(.13)	(.17)	(.02)
Net realized gain on investment transactions	(1.56)	(1.65)	(.01)
Total distributions	(1.69)	(1.82)	(.03)
Offering costs charged to paid-in capital	—	—	(.03)
NAV accretion resulting from shares tendered for shares at value	—	.04	—
Net asset value, end of period	$ 17.63	$ 19.27	$ 16.16
Market value, end of period	$ 15.76	$ 16.47	$ 14.04
Total Return
Per share net asset value (%)[d]	1.97**	32.61	12.98**
Per share market value (%)[d]	6.65**	30.45	(6.22)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	413	452	420
Ratio of expenses before expense reductions (%)	1.09*	1.13	1.13*
Ratio of expenses after expense reductions (%)	1.09*	1.13	1.12*
Ratio of net investment income (loss) (%)	.68*	1.08	.97*
Portfolio turnover rate (%)	88*	93	59**
[a] For the six months ended December 31, 2006 (Unaudited).
[b] For the period from September 24, 2004 (commencement of operations) to June 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.
[e] Beginning per share amount reflects $15.00 initial public offering price net of sales load ($0.675 per share).
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Global Commodities Stock Fund, Inc. (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, non-diversified management investment company organized as a Maryland corporation.

The Fund is authorized to issue 250,000,000 shares, of which 240,000,000 shares are classified as Common Shares and 10,000,000 shares are classified as Preferred Shares, $0.01 par value per share.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Structured notes (i.e., commodities-linked or index-linked notes) are valued by the counterparties as approved by the Directors. The counterparties may use various pricing techniques which take into account appropriate factors such as related underlying indices, commodities' prices, liquidity, quality, maturity and other economic variables.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

In September 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2006, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Commodities Linked/Structured Notes. The Fund invests in structured notes whose value is based on the price movements of a physical commodity, a commodity futures contract or commodity index, or some other readily measurable economic variable. The structured notes are often leveraged, increasing the volatility of each note's value relative to the change in the underlying linked financial element. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. Net payments are recorded as net realized gains/losses. These notes are subject to prepayment, credit and interest rate risks. The Fund has the option to request prepayment from the issuer. At maturity, or when a note is sold, the Fund records a realized gain or loss. At December 31, 2006, the value of these securities comprised 10.8% of the Fund's net assets and resulted in unrealized depreciation of $822,860.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily related to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividend. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended December 31, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $224,568,097 and $181,549,490, respectively.

For the six months ended December 31, 2006, transactions for written options were as follows:

	Contract Amounts	Premium (US$)
Beginning of period	—	$ —
Written	2,876	220,676
Expired	—	—
Closed	(2,392)	(152,840)
Exercised	—	—
End of period	484	$ 67,836

C. Related Parties

Investment Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Manager"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The Management fee payable under the Management Agreement is equal to an annualized rate of 0.90% of the Fund's average daily managed assets, computed and accrued daily and payable monthly.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC''), an affiliate of the Manager, is the transfer agent and dividend-disbursing agent for the Common Shares of the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend disbursing agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended December 31, 2006, the amount charged to the Fund by DWS-SISC aggregated $8,100, of which $4,050 is unpaid.

DWS Scudder Service Corporation ("DWS-SSC"), a subsidiary of the Manager, is the shareholder service communications agent of the Fund. For the six months ended December 31, 2006, the amount charged to the Fund by DWS-SSC aggregated $7,500, of which $3,750 is unpaid.

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Pursuant to a sub-accounting agreement between DWS-SFAC and State Street Bank and Trust Company ("SSB"), DWS-SFAC has delegated certain fund accounting functions to SSB. DWS-SFAC compensates SSB from the accounting service fee it receives from the Fund. The amount charged to the Fund for the six months ended December 31, 2006 by DWS-SFAC aggregated $120,120, of which $20,008 is unpaid.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receives additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended December 31, 2006, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $11,520, of which $5,760 is unpaid.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Manager a management fee for the affiliated funds' investments in the QP Trust.

D. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement.

E. Investing in Securities and Derivatives Linked to the Commodities Market

The Fund will invest primarily in equity securities issued by companies in commodities-related industries and commodities-linked securities related to such companies. Because of this, it is subject to the risks associated with its concentration in securities of issuers in commodities-related industries. The stocks of companies in commodities-related industries may underperform the stock market as a whole. The stock prices of companies in commodities-related industries may also experience greater price volatility than other types of common stocks. Securities issued by companies in commodities-related industries are sensitive to changes in the prices of, and in supply and demand for, commodities. The value of securities issued by companies in commodities-related industries may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments.

The Fund also invests in commodities-linked structured notes. Commodities-linked structured notes provide exposure to the investment returns of "real assets" (i.e., assets that have tangible properties) that trade in commodities markets without investing directly in physical commodities. The commodities-linked structured notes and futures contracts in which the Fund invests are hybrid instruments that have substantial risks, including risk of loss of a significant portion of their principal value. Because the performance of these notes is linked to the performance of the underlying commodity prices, these investments are subject to market risks that relate to the movement of prices in the commodities markets. They may be subject to additional special risks that do not affect traditional equity and debt securities, and those risks may be greater than or in addition to the risks of derivatives in general.

F. Tender Offer Programs

The Fund's Board of Directors has authorized, subject to applicable law, a program of tender offers for the Fund's common shares for six consecutive semiannual periods of operation beginning with the semiannual period ending December 2005. In the event that the common shares have traded at an average discount from net asset value of more than 10% for the twelve weeks immediately preceding the end of the first quarter of such semiannual period (i.e., the first calendar quarter and the third calendar quarter), the Fund, under normal circumstances and subject to certain conditions, will make offers to purchase up to 5% of its outstanding common shares at or near their net asset value from all beneficial shareholders. At the time of any such tender offer, the Board of Directors, considering facts and circumstances existing at such time, will determine the amount of such offer. The Board of Directors reserves the right to modify the conditions described in this paragraph in light of experience and other factors. The Board of Directors also will consider, from time to time as conditions and circumstance warrant, additional tender offers for the Fund's outstanding shares. There is no guarantee that the Board of Directors will authorize such additional tender offers. In addition, the Board of Directors may consider from time to time open market repurchases of the Fund's outstanding common shares.

On December 8, 2005, the Fund commenced a tender offer for up to 5% of its issued and outstanding shares of common stock. The tender offer expired on January 24, 2006. The Fund accepted, after adjusting for fractional shares in accordance with the terms of the offer, 1,298,599 properly tendered shares at a price equal to 98% of the net asset value on the next business day after the offer expired. Approximately 13,665,546 shares of common stock, or approximately 53% of the Fund's common stock outstanding, were tendered through the stated expiration date. Under the final pro-ration calculation, 9.2602% of the non-odd lot shares were tendered and accepted for payments. The shares accepted for tender received cash at a repurchase offer price of $18.099, which is equal to 98% of the Fund's net asset value on January 25, 2006.

On May 1, 2006, the Fund commenced a second tender offer for up to 5% of its issued and outstanding shares of common stock. The tender offer expired on May 30, 2006. The Fund accepted, after adjusting for fractional shares in accordance with the terms of the offer, 1,233,670 properly tendered shares at a price equal to 98% of the net asset value on the next business day after the offer expired. Approximately 14,528,858 shares of common stock, or approximately 59% of the Fund's common stock outstanding, were tendered through the stated expiration date. Under the final pro-ration calculation, 6.3377% of the non-odd lot shares were tendered and accepted for payments. The shares accepted for tender received cash at a repurchase offer price of $18.875, which is equal to 98% of the Fund's net asset value on May 31, 2006.

On December 22, 2006, the Fund commenced a third tender offer for up to 5% of its issued and outstanding shares of common stock. The tender offer expired on January 31, 2007. The Fund accepted, after adjusting for fractional shares in accordance with the terms of the offer, 1,171,987 properly tendered shares at a price equal to 98% of the net asset value on the next business day after the offer expired. Approximately 14,091,218 shares of common stock, or approximately 60% of the Fund's common stock outstanding, were tendered through the stated expiration date. Under the final pro-ration calculation, 8.31717% of the non-odd lot shares were tendered and accepted for payments. The shares accepted for tender received cash at a repurchase offer price of $17.445, which is equal to 98% of the Fund's net asset value on February 1, 2007.

G. Revenue Rulings

On December 16, 2005, the Internal Revenue Service ("IRS") issued a Revenue Ruling that would limit the income derived from swaps on a commodity index ("commodity swaps") after June 30, 2006 to a maximum of 10% of the fund's gross income. The IRS extended this deadline to September 30, 2006. The fund has not invested in commodity swaps in the past and the manager has determined that the fund will not invest in commodity swaps in the future. At the time, the Revenue Ruling did not make any definitive determination with respect to the income from the commodity-linked structured notes or anticipatory hedging transactions involving futures in which the fund invests, although the Internal Revenue Service may in the future provide guidance on these investments. On June 21, 2006, the fund obtained a private letter ruling from the IRS confirming that the income and gain arising from certain types of commodities-linked structured notes in which the fund invests constitute "qualifying income" under the Internal Revenue Code of 1986, as amended.

Stockholder Meeting Results

The Annual Meeting of Stockholders (the "Meeting") of DWS Global Commodities Stock Fund, Inc. (the "Fund") was held on October 31, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, NY 10154. At the Meeting, the following matter was voted upon by the stockholders (the resulting votes are presented below):

1. To elect Class I Directors of the Fund:

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	18,279,548	757,405
Dawn-Marie Driscoll	18,276,206	760,747
Martin J. Gruber	18,277,585	759,368
Axel Schwarzer	18,266,028	770,925

Investment Management Agreement Approval

The Fund's Directors approved the continuation of the Fund's investment management agreement with DIMA in September 2006.

In terms of the process that the Directors followed prior to approving the agreement, shareholders should know that:

At present time, all but one of your Fund's Directors are independent of DIMA and its affiliates.

The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Directors also review the terms of the administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2006 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement.

The Directors regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Directors were also advised by two consultants in the course of their 2006 review of the Fund's contractual arrangements.

The Directors believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Directors believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Directors consider these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's investment management agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DIMA by similar funds and institutional accounts advised by DIMA (if any). With respect to management fees paid to other investment advisors by similar funds, the Directors noted that the fee rates paid by the Fund were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2005). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DIMA, in light of the material differences in the scope of services provided to registered investment companies as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund. The Board also concluded that any existing economies of scale enjoyed by DIMA were properly reflected in the Fund's investment management fee arrangements and that in light of the Fund's closed-end structure there were limited opportunities for future material asset growth.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund are expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2005).

The investment performance of the Fund and DIMA, both absolute and relative to various benchmarks and industry peer groups. The Board noted that the Fund's performance was in the 1st quartile of the applicable Lipper universe for each of the six month and one year periods ended June 30, 2006. The Board also observed that the Fund has outperformed its benchmark in the six month and one year periods ended June 30, 2006.

The nature, extent and quality of the advisory services provided by DIMA. The Board considered extensive information regarding DIMA, including DIMA's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DIMA have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DIMA and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DIMA during 2005 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DIMA the cost allocation methodology used to determine DIMA's profitability. In analyzing DIMA's costs and profits, the Board also reviewed the fees paid to and services provided by DIMA and its affiliates with respect to administrative services, transfer agent services and shareholder servicing, as well as information regarding other possible benefits derived by DIMA and its affiliates as a result of DIMA's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DIMA's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DIMA and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), Deutsche Asset Management's overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DIMA regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DIMA, subject to compliance with applicable SEC rules. The Board also reviewed and approved, subject to ongoing review by the Board, a plan whereby a limited portion of the Fund's brokerage may in the future be allocated to brokers who acquire (and provide to DIMA and its affiliates) research services from third parties that are generally useful to DIMA and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DIMA's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the agreement.

Dividend Reinvestment and Cash Purchase Plan

The Plan

The fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gain distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through DWS Scudder Investments Service Company or its delegate (the "Transfer Agent") and UMB Bank, N.A. (the "Plan Agent"). The Transfer Agent provides record keeping services for participants in the Plan. If you would like a copy of the Plan, please call the Transfer Agent at (800) 294-4366.

Automatic Participation

Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Transfer Agent in writing otherwise. Such a notice must be received by the Transfer Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the Transfer Agent, as dividend paying agent.

Shares Held by a Nominee

If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the fund will issue (i) shares of the fund's common stock that are issued but not outstanding ("Treasury Stock") to the extent shares of Treasury Stock are available, and then (ii) to the extent shares of Treasury Stock are not available, newly issued shares of the fund's common stock to participants at the greater of the following on the Valuation Date: (a) net asset value or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of fund shares at such time, the Plan Agent will use the dividend or distribution (less each participant's pro rata share of brokerage commissions) to buy fund shares in the open market for the participants' account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law. In either case, for federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gain distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

Participants in the Plan have the option of making additional cash payments to the Transfer Agent, semiannually, in any amount from $100 to $3,000, for investment in the fund's shares. The Plan Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Transfer Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Transfer Agent, it is suggested that participants send in voluntary cash payments to be received by the Transfer Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Transfer Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

The Transfer Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Transfer Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's and/or Transfer Agent's fees for the handling of the reinvestment of dividends and capital gain distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gain distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gain distributions.

Costs for Cash Purchases

With respect to purchases of fund shares from voluntary cash payments, each participant will be charged $1.00 for each such purchase. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of fund shares in connection with voluntary cash payments made by the participant.

Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

The fund reserves the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

A participant may terminate his account under the Plan by written notice to the Transfer Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

If a participant elects to sell his shares before the Plan is terminated, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions from the sale transaction.

Transfer Agent Address and Telephone Number

You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: DWS Global Commodities Stock Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o DWS Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, (800) 294-4366.

Investment Manager

Deutsche Investment Management Americas Inc. ("DIMA"), with headquarters at 345 Park Avenue, New York, NY, is the investment manager for the fund. DIMA is part of Deutsche Asset Management. DIMA and its predecessors have more than 80 years of experience managing mutual funds. DIMA provides a full range of investment advisory services to institutional and retail clients. DIMA is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management also manages the assets of other closed-end investment companies that invest primarily in foreign securities:  DWS Global High Income Fund, Inc., The Korea Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central Europe and Russia Fund, Inc. In addition, Deutsche Asset Management manages open-end mutual funds which invest in domestic and international markets.

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2006

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

July 1 through July 31	0	$0.0	n/a	n/a
August 1 through August 31	0	$0.0	n/a	n/a
September 1 through September 30	0	$0.0	n/a	n/a
October 1 through October 31	0	$0.0	n/a	n/a
November 1 through November 30	0	$0.0	n/a	n/a
December 1 through December 31	0	$0.0	n/a	n/a

Total	0	$0.0	n/a	n/a

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global Commodities Stock Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 1, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Global Commodities Stock Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 1, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	March 1, 2007